OFFICE OF THE UNITED STATES TRUSTEE

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In re: FIRST ALLIANCE MORTGAGE COMPANY, a Minnesota Corporation,        DEBTOR IN POSSESSION INTERIM STATEMENT
Debtor                                                                  Statement Number:    10
                                                                        For the period FROM: 1/01/01
Chapter 11 case No: SA00-12372-LR                                                        TO: 1/31/01
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                                                     General         Payroll             Tax
                                                   Account (1)      Account (2)       Account (3)
 CASH ACTIVITY ANALYSIS (Cash Basis Only)        ---------------  ---------------  ---------------
 A.    Total Receipts per all Prior Interim
       Statements                                   $1,000.00         n/a               n/a
                                                 ---------------  ---------------  ---------------
 B.    Less: Total Disbursements per all Prior
       Statements                                     $0.00           n/a               n/a
                                                 ---------------  ---------------  ---------------
 C.    Beginning Balance (A less B)                 $1,000.00         $0.00             $0.00
                                                 ---------------  ---------------  ---------------
 D.    Receipts during Current Period
       (Attach Separate Listing if Necessary)
       Description
       -----------

                                                 ---------------  ---------------  ---------------
       TOTAL RECEIPTS THIS PERIOD:                    $0.00           $0.00             $0.00
                                                 ---------------  ---------------  ---------------
 E.    Balance Available (C plus D)                 $1,000.00         $0.00             $0.00
                                                 ---------------  ---------------  ---------------
 F.    Less: Disbursements during Current Period
       (Attach Separate Listing if Necessary)
       Date       Check No  Payee/Purpose
       ----       --------  -------------
       Transfer  to FAMCO General Account - DIP     $1,000.00
                                                 ---------------  ---------------  ---------------
       TOTAL DISBURSEMENTS THIS PERIOD:             $1,000.00         $0.00             $0.00

                                                 ---------------  ---------------  ---------------
 G.         Ending Balance (E less F)                 $0.00           $0.00             $0.00
                                                 ===============  ===============  ===============
 H.    (1)  General Account:
              (a)  Depository Name and Location   Comerica Bank - California,  Costa Mesa, CA
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:                1891244871
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       (2)  Payroll Account:
              (a)  Depository Name and Location   Not applicable
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              (b)  Account Number:
                                                  ----------------------------------------------------------------------------------
       (3)  Tax Account:
              (a)  Depository Name and Location   Not applicable
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:
                                                  ----------------------------------------------------------------------------------

 I.    Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):

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I, Faez Kaabi, Vice President and Controller, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.



Dated: February 14, 2001      /S/ Faez Kaabi, Vice President and Controller
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                              Debtor in Possession